                                                                   EXHIBIT 10.23
                                                CONFIDENTIAL TREATMENT REQUESTED


                                FORM FACTOR, INC.

                 AUTHORIZED INTERNATIONAL DISTRIBUTOR AGREEMENT

        This Authorized International Distributor Agreement ("Agreement"), effective as of June 1, 2000 ("Effective Date"), is made between Form Factor, Inc., a Delaware corporation with its principal place of business at 2140 Research Drive, Livermore, CA 94550, ("Company"), and Spirox Corporation, a Taiwan Corporation with its principal place of business at 6F-1, No. 69, Tze You Road, Hsinchu City, Taiwan, R.O.C. ("Distributor").

                                    RECITALS

        A. Company manufactures and distributes certain computer hardware products, including the products listed in Exhibit A ("Company Products"). This Agreement pertains only to "Company Products" as listed in Exhibit A and not to any other products manufactured or distributed by Company.

        B. Distributor has 14 years of experience in distributor business in Taiwan, has particular expertise in working with Taiwan-based companies, and desires to be a distributor for Company's Product and Services.

        C. Company and Distributor desire that Distributor be authorized to act as Company's sole independent distributor of Company Products under the terms and conditions set forth below.

        NOW, THEREFORE, Company and Distributor agree as follows:

        1.     Appointment as Authorized Company Distributor.

               (a) Appointment. Subject to the terms of this Agreement, Company appoints Distributor, and Distributor accepts such appointment, as the sole independent distributor of Company Products as set forth in Exhibit A in and limited to the territory set forth in Exhibit B (the "Territory"). Nothing in this Agreement shall prohibit Company from making sales of Company Products directly into the Territory, or permitting an entity that manufactures semiconductor test equipment with which Company Products are used, from selling Company Products directly into the Territory.

               (b) Company's Reserved Rights. Company reserves the rights from time to time, in its sole discretion and without liability to Distributor, to change, or to add to or delete from the list of, Company Products by written notice to the Distributor at least thirty (30) days prior to the effective date of the change, addition, or deletion.

               (c) Additional Distributors. With respect to the appointment of additional distributors in the Territory, Company agrees that, provided Distributor is meeting its obligations


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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hereunder and is not in breach of this Agreement, Company will not appoint a second distributor in the Territory. Further, in the event that Company reasonably believes Distributor is not meeting its obligations set forth hereunder, prior to the appointment of any second distributor in the Territory, Company will identify the inadequacies of Distributor's efforts and permit Distributor thirty (30) days within which to cure the inadequacies. During the 30-day cure period, and thereafter assuming the deficiency(ies) were cured, Company will not appoint any such second distributor.

        2.     Obligations of Distributor.

               (a) Promotion Efforts. Distributor will use its best efforts to
(i) vigorously promote the distribution of Company Products in the Territory in accordance with the terms and policies of Company as announced from time to time; and (ii) satisfy those reasonable criteria and policies with respect to Distributor's obligations under this Agreement communicated in writing to Distributor by Company from time to time, including but not limited to Company's style guide.

               (b) Adaptation For Local Market. Distributor will be responsible for translating, at its expense, all Company manuals, advertising and promotional materials used in connection with Company Products into the language(s) of the Territory if so instructed by Company in writing. Distributor will consult with Company as to what changes need to be made to Company written materials pursuant to this Section 2(b), and will obtain Company's prior written consent to each such change to Company related written materials.

               (c) Inventory. Distributor will maintain an inventory of Company Products and warehousing facilities in the Territory sufficient to serve adequately the needs of its customers on a timely basis.

               (d) Personnel, Training and Support. Distributor will retain personnel and institute and maintain programs sufficient to meet the standards and obligations set forth in Exhibit C.

               (e) Distributor Financial Condition. Distributor will maintain and employ in connection with Distributor's business under this Agreement such working capital and net worth as may be required in Company's reasonable opinion to enable Distributor to carry out and perform all of Distributor's obligations and responsibilities under this Agreement. From time to time, on reasonable notice by Company, Distributor will furnish to Company a complete set of audited financial statements, including a balance sheet, income statement and cash flow statement, on an annual basis, and a copy of the summary financial documents that Distributor routinely prepares in its ordinary course of business on a quarterly basis. In the event that Distributor becomes a public company, the foregoing financial condition disclosure requirement shall be replaced by the requirement that Distributor provide to Company copies of all financial documents Distributor publicly files.


                                       -2-
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               (f) Company Packaging. Except as provided in section 2(b),
Distributor will distribute Company Products with all packaging, warranties and disclaimers intact as shipped from Company.

               (g) No Competing Products. Except for Company Products, Distributor will not represent or distribute during the term of this Agreement any * * *-device or greater in-parallel (* * *) probe card products, or any probing technology that competes with Company Products. Distributor warrants that Exhibit D lists all of the manufacturers and distributors, and their respective products, that Distributor represents or distributes as of the date of full execution of this Agreement.

               (h) Distributor Covenants. Distributor will:

                      (i) conduct business in a manner that reflects favorably at all times on Company Products and the good name, good will and reputation of Company;

                      (ii) avoid deceptive, misleading or unethical practices that are or might be detrimental to Company, Company Products or the public;

                      (iii) make no false or misleading representations with regard to Company or Company Products;

                      (iv) not publish or employ, or cooperate in the publication or employment of, any misleading or deceptive advertising material with regard to Company or Company Products;

                      (v) make no representations, warranties or guarantees to customers or to the trade with respect to the specifications, features or capabilities of Company Products that are inconsistent with the literature distributed by Company;

                      (vi) not enter into any contract or engage in any practice detrimental to the interests of Company in Company Products; and

                      (vii) not sell Company Products to entities outside of the Territory, or to an entity which it knows or reasonably should know will resell or transfer the Company Products outside of the Territory.

               (i) Compliance with Law. Distributor will comply with all applicable international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to Company Products.

               (j) Compliance with U.S. Export Laws. Distributor agrees to comply with all applicable international, national, state, regional and local laws and regulations in performing its duties hereunder and in any of its dealings with respect to the technical information and technology disclosed hereunder or direct products thereof. In addition to such compliance and in particular:


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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                      (i)    Distributor agrees that it will not reexport or
                             release the software or technology it receives from Company to any party involved in sensitive or unsafeguarded nuclear activities, or activities related to chemical or biological weapons or missiles unless authorized by the U.S. Export Administration Regulations or a license from the U.S. Department of Commerce ("DOC"); and,

                      (ii) Without limiting the generality of Sections 2(m) and 2(m)(i) immediately above, Distributor agrees that it will not reexport or release any technical information or technology it receives from Company, including under License Exception TSR, 15 C.F.R.
                             Section 740.6, to a national of the countries named in Section 2(m)(iv) below without a license exception or a license from DOC; and,

                      (iii) Without limiting the generality of Sections 2(m) and 2(m)(i) above, Distributor agrees that it will not export the direct product of the technical information or technology it receives from Company, including under License Exception TSR, to a country named in Section 2(m)(iv) below without a license exception or a license from DOC if such foreign produced direct product is subject to national security controls as identified on the Commerce Control List, 15 C.F.R. Supp. No. 1 to Part 774.

                      (iv) Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, Cuba, Estonia, Georgia, Iran, Iraq, Kazakhstan, Kyrgyzstan, Laos, Latvia, Libya, Lithuania, Moldova, Mongolia, North Korea, Romania, Russia, Rwanda, Sudan, Syria, Tajikstan, Turkmenistan, Ukraine, Uzbekistan and Vietnam.

               (k) Governmental Approval. If any approval with respect to this Agreement, or the notification or registration thereof, will be required at any time during the term of this Agreement, with respect to giving legal effect to this Agreement in the Territory, or with respect to compliance with exchange regulations or other requirements so as to assure the right of remittance abroad of U.S. dollars pursuant to Section 5(e) hereof or otherwise, Distributor will immediately take whatever steps may be necessary in this respect, and any charges incurred in connection therewith will be for the account of Distributor. Distributor will keep Company currently informed of its efforts in this connection. Company will be under no obligation to ship Company Products to Distributor hereunder until Distributor has provided Company with satisfactory evidence that such approval, notification or registration is not required or that it has been obtained.

               (l) Market Conditions. Distributor will advise Company promptly concerning any market information that comes to Distributor's attention respecting Company, Company Products, Company's market position or the continued competitiveness of Company Products in the marketplace. Distributor will confer with Company on a monthly basis concerning matters relating to market conditions, sales forecasting and product planning relating to Company Products. Distributor will also advise Company in writing on no less frequently than a monthly basis as to competing products and technologies, and potentially competing products and technologies.


                                      -4-
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               (m) Costs and Expenses. Except as expressly provided herein or agreed to in writing by Company and Distributor, Distributor will pay all costs and expenses incurred in the performance of Distributor's obligations under this Agreement.

        3.     Inspections, Records and Reporting.

               (a) Reports. Within 3 days of the end of each month, Distributor will provide to Company a written report showing, for the time periods Company reasonably requests, (i) Distributor's shipments of Company Products by dollar volume, both in the aggregate and for such categories as Company may designate from time to time, (ii) forecasts of Distributor's anticipated orders by Company Product, (iii) Distributor's current inventory levels of Company Products, in the aggregate and by Company Product and (iv) all purchase orders from Distributor's customers of Company Products.

               (b) Notification. Distributor will: (i) notify Company in writing of any claim or proceeding involving Company Products within ten (10) days after Distributor learns of such claim or proceeding; (ii) report to Company all claimed or suspected product defects within 72 hours of Distributor's notice thereof; and (iii) notify Company in writing not more than thirty (30) days after any change in the management of Distributor or any transfer of more than twenty-five percent (25%) of Distributor's voting control or a transfer of substantially all its assets.

        4.     Order Procedure.

               (a) Company Acceptance. All orders for Company Products placed by Distributor to Company shall be in writing and shall be subject to acceptance in writing by Company.

               (b) Controlling Terms. The terms and conditions of this Agreement and of the applicable Company Invoice or confirmation will apply to each order accepted or shipped by Company hereunder. The provisions of Distributor's form of purchase order or other business forms will not apply to any order notwithstanding Company's acknowledgment or acceptance of such order.

               (c) Cancellation. This Section 4(c) shall govern any and all cancellation of orders accepted by Company. While Distributor is not obligated to provide to Company a binding forecast for Company Products, this Section 4(c) is intended to encourage Distributor to place orders at least * * * (* * *) weeks before any scheduled delivery date for unforecasted orders and at least
* * * (* * *) weeks before any scheduled delivery date for forecasted orders.

                      (i) Company reserves the right to cancel any orders placed by Distributor and accepted by Company as set forth above, or to refuse or delay shipment thereof, if Distributor (x) fails to make


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                             any payment as provided in this Agreement (through no fault of Company), or (y) otherwise fails to comply with any of the material terms and conditions of this Agreement, including by way of example but not of limitation, Sections 2, 3 and 5. No such cancellation, refusal or delay will be deemed a termination (unless Company so advises Distributor) or breach of this Agreement by Company.

                      (ii) Company's acceptance of an order from Distributor, consistent with Section 4(a), Distributor's cancellation of such order, in whole or in part, is subject to the non-refundable payment obligation(s) of this Section 4(c)(ii). For orders involving new designs for Products ("First Article Order"), if the cancellation is (i) * * * prior to the scheduled delivery date ("Delivery Date"), then Distributor will have no cancellation payment obligation, except for * * *, (ii) * * * prior to the Delivery Date, then Distributor shall pay * * * percent (* * * %) of the First Article Order, plus
                             * * *, (iii) * * * prior to the Delivery Date, then Distributor shall pay * * * percent (* * * %) of the First Article Order plus * * *, and (iv) * * * prior to the Delivery Date, then Distributor shall pay * * * percent (* * * %) of the First Article Order plus * * *. All * * * submitted by Company to Distributor should be in the amounts that are reasonable and actual, and in no circumstance exceeding the amount specified in the original order. For orders involving repeat orders (i.e., Company Products identical to a Company Product contained in a delivered and non-rejected First Article Order), if the cancellation is (i) * * * prior to the Delivery Date, then Distributor will have no cancellation payment obligation, (ii) * * * prior to the Delivery Date, then Distributor shall pay * * * percent (* * * %) of the value of the order, (iii) * * * prior to the Delivery Date, then Distributor shall pay * * * percent (* * * %) of the value of the order, and (iii) * * * prior to the Delivery Date, then Distributor shall pay * * * percent (* * * %) of the value of the order.

        5.     Prices and Payment.

               (a) Prices to Distributor and Commissions on Third Party Sales Into Territory.

                      (i) Prices. During the term of this Agreement, Company shall inform Distributor of the current base prices it will charge Distributor for Company Products.


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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                      (ii)   Commissions on Third Party Sales Into the
                             Territory. If Company Products are sold within the Territory by any third party based outside the Territory ("Outside Products"), and Distributor does not take title to or deliver the Outside Products, Company will pay Distributor a commission of at least * * * % but not more than * * * % of the sales price of the Outside Products, conditioned on (x) the sale into the Territory occurring within * * * of the original sale by Company to the third party, and (y) Distributor's provision of the post-sale support described in Exhibit C of this Agreement with respect to such Outside Products and on the other terms and conditions of this Agreement. In the event that Company Products are shipped, or designated for shipment, by a specific third party into the Territory after the * * * time period, the * * * time period shall be automatically extended to
                             * * * for all future sales by such third party.

                      (iii) Commissions to Third Parties. If Company, in its sole discretion, determines that the sale or license of Company Products within the Territory is the result of the combined efforts of Distributor and any third party, Company may increase the base price to cover commissions payable to such third party in such amount as Company determines to be equitable, and Company's decision to do so and the manner in which it does so will be final and binding on all parties involved. The base price increases and commission payable will be split between the ship to site, the bill to site, and the design win site on a percentage to be determined by the Company at the time of the order.

                      (iv) Payments for Extraterritorial Shipments. If Company Products are sold to Distributor and, then, after re-sale by Distributor to its customer, shipped out of the Territory for use within * * * of Distributor's sale, or designated for such shipment within the * * * time period, Distributor shall be required to pay an amount equal to a * * * % commission of the sale price to such entity as designated by Company in consideration for support and service of the Company Product outside of the Territory. In the event that Company Products are shipped, or designated for shipment, out of the Territory after the * * * time period, the * * * time period shall be automatically extended to
                             * * * for all future sales by Distributor to such customer.

               (b) Price Increase. In the event Company increases the base price to Distributor for any class of Company Product, the increase shall apply to any order received by


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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Company on or after the effective date of the increase. Company shall endeavor to give Distributor as much notice as possible regarding a price increase, but in all events at least twenty (20) days notice.

               (c) Price Decrease. In the event that Company decreases the price to Distributor for any Company Product, the decrease shall apply to any order received by Company on or after the effective date of the decrease.

               (d) Taxes. If any withholding or similar tax must be paid under the laws of any country outside of the U.S. based on the payments to Company in this Agreement, then Distributor will pay such taxes and such taxes shall be deducted from the payments to Company. Distributor will provide Company with written documentation, including but not limited to copies of receipts, of any and all such taxes paid in connection with this Agreement. Distributor will pay all sales, use and other taxes imposed by any applicable laws and regulations as a result of the payments under this Agreement, other than taxes based upon Company's net income.

               (e) Payment Terms. Company shall issue an invoice to Distributor upon shipment of the Company Products ("Invoice"). All payments shall be Net
* * * (* * *) days after the date of the Invoice assuming the shipment is void of any major fault of Company, payable in United States dollars, free of any currency control or other restrictions to Company at the address designated by Company. Distributor shall at all times remain obligated to make payments to Company regardless as to whether Distributor receives payment from a third party to whom Distributor may resell Products. Unless otherwise agreed by Company in writing, Distributor will pay all Invoices by:

                      (i) Wire transfer to a bank account designated by Company the amount of the aggregate prices of the Company Products ordered (plus any applicable taxes, shipping and other charges); or,

                      (ii) Letter of credit payment wherein Distributor shall cause to be issued by a bank acceptable to Company, and confirmed by a bank designated by Company, one or more irrevocable letters of credit to be equal to the aggregate prices of the Company Products ordered (plus any applicable taxes, shipping and other charges) and to provide for payment at sight upon presentation of Company's Invoices and receipted shipping documents evidencing delivery of the invoiced Company Products to the carrier or freight forwarder; or,

                      (iii) A check drawn upon a U.S. bank; provided, however, that if any such check tendered by Distributor under this Section 5(e)(iii) is returned for insufficient funds or dishonored in any way for any reason, even without fault of Distributor, upon written notice to


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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                             Distributor Company may in its sole discretion void
                             this Section 5(e)(iii) and require that payment be made under Sections 5(e)(i) or 5(e)(ii) only; and provided, however, that the event Company in its discretion voids this Section 5(e)(iii) according to its terms, all other terms and conditions of this Agreement shall remain in full force and effect.

               (f) Credit Terms. At Company's option, shipments may be made on Company's credit terms in effect at the time an order is accepted. Company reserves the right at all times either generally or with respect to any specific order by Distributor to vary, change or limit the amount or duration of credit to be allowed to Distributor. Distributor agrees to pay for Company Products as invoiced.

               (g) No Setoff. Distributor will not setoff or offset Company's Invoices amounts that Distributor claims are due it. Distributor will bring any claims or causes of action it may have in a separate action and waives any right it may have to offset, setoff or withhold payment for Company Products delivered by Company.

        6.     Shipment, Risk of Loss and Delivery.

               (a) Shipment. All Company Products will be shipped by Company F.O.B. Company's Livermore, California facility. All international shipments are FCA Company's Livermore, California facility (ICC Incoterms, 2000). Shipments will be made to Distributor's identified warehouse facilities or freight forwarder, subject to approval in writing by Company in advance of shipment. Unless specified in Distributor's order, Company will select the mode of shipment and the carrier. Distributor will be responsible for and pay all, shipping, freight and insurance charges, which charges Company may require Distributor to pay in advance.

               (b) Title and Risk of Loss. Title and all risk of loss of or damage to Company Products will pass to Distributor upon delivery by Company to the carrier, freight forwarder or Distributor, whichever first occurs.

               (c) Partial Delivery. Company may make partial shipments on account of Distributor's orders, to be separately invoiced and paid for when due. Delay in delivery of any installment shall not relieve Distributor of its obligation to accept the remaining deliveries.

               (d) Delivery Schedule; Delays. Company will use commercially reasonable best efforts to meet Distributor's requested delivery schedules for Company Products as are mutually agreed upon between Distributor and Company, but Company shall not be liable for any failure(s) to meet such dates. Any request by Distributor for Company to delay a scheduled delivery shall be subject to Company's approval, in its reasonable discretion. Company reserves the right to refuse, cancel or delay shipment to Distributor when Distributor's credit is impaired, when Distributor is delinquent in payments or fails to meet other credit or financial requirements established by Company, or when Distributor has failed to perform its obligations under this Agreement. Should orders for Company Products exceed Company's available inventory, Company will allocate its available inventory and make deliveries on a basis Company deems

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equitable, in its sole discretion, and without liability to Distributor on account of the method of allocation chosen or its implementation.

        7.     Intentionally Blank.

        8.     Trademarks, Trade Names, Logos, Designations and Copyrights.

               (a) Use During Agreement. During the term of this Agreement, Distributor is authorized by Company to use the trademarks, trade names, logos and designations Company uses for Company Products in connection with Distributor's promotion and distribution of Company Products. Distributor's use of such trademarks, trade names, logos and designations will be in accordance with Company's policies in effect from time to time, including but not limited to trademark usage policies. All such use by Distributor, and the goodwill arising therefrom, shall inure to the benefit of Company. Distributor agrees not to attach any additional trademarks, trade names, logos or designations to any Company Product. Distributor further agrees not to use any Company trademark, trade name, logo or designation in connection with any non-Company Product.

               (b) Copyright, Patent, Trademark and other Proprietary Notices. Distributor will include on each Company Product that it distributes, and on all containers and storage media therefor, all trademark, copyright, patent and other notices of proprietary rights included by Company on such Company Product. Distributor agrees not to alter, erase, deface or overprint any such notice on anything provided by Company. Distributor also will include the appropriate trademark notices when referring to any Company Product in promotional materials.

               (c) Distributor Does Not Acquire Proprietary Rights. Distributor has paid no consideration for the use of Company's trademarks, trade names, logos, designations, copyrights, or patents, and nothing contained in this Agreement will give Distributor any right, title or interest in any of them. Distributor acknowledges that Company owns and retains all trademarks, trade names, logos, designations, copyrights, patents, and other proprietary rights in or associated with Company Products, and agrees that it will not at any time during or after this Agreement assert or claim any interest in or do anything that may adversely affect the validity of any trademark, trade name, logo, designation, copyright, or patent belonging to or licensed to Company (including, without limitation any act or assistance to any act, which may infringe or lead to the infringement of any of Company's proprietary rights).

               (d) No Continuing Rights. Upon expiration or termination of this Agreement, Distributor will immediately cease all display, and use of all Company trademarks, trade names, logos and designations and will not thereafter use, advertise or display any trademark, trade name, logo or designation which is, or any part of which is, similar to or confusing with any trademark, trade name, logo or designation associated with any Company Product. The sale of Company Products hereunder by Company does not convey any license to Distributor, expressly or by implication, estoppel or otherwise, under any patent, copyright, trade secret, trademark or other intellectual property right. Company expressly reserves all of its rights with respect to such patent, copyright, trade secret, trademark and/or other proprietary rights.

               (e) Obligation to Protect. Distributor agrees to use reasonable efforts to protect Company's proprietary rights and to cooperate at Distributor's expense in Company's efforts to protect its proprietary rights. Distributor agrees to promptly notify Company of any known or suspected breach of Company's proprietary rights that comes to Distributor's attention.

        9.     Assignment.

               Company has entered into this Agreement with Distributor because of Distributor's commitments in this Agreement, and further because of Company's confidence in Distributor, which confidence is personal in nature. This Agreement will not be assignable by either party, and Distributor may not delegate its duties hereunder without the prior written consent of Company; provided, however, that Company may assign this Agreement to a subsidiary or entity controlling, controlled by or under common control with Company. The provisions hereof shall be binding upon and inure to the benefit of the parties, their successors and permitted assigns.

        10.    Duration and Termination of Agreement.

               (a) Term.

                      (i) This Agreement is for a term of two (2) years commencing upon the Effective Date. At the end of such two-year period, this Agreement shall renew automatically for additional one (1) year periods, unless one party notifies the other of its intention to terminate this Agreement at least sixty (60) days prior to the end of the then-current term.

                      (ii) Notwithstanding the provisions of this Section 10(a), or any other provisions of this Agreement, this Agreement may be terminated prior to the expiration of its stated term consistent with
                             Section 10(b), below.

               (b) Company Termination For Cause or Convenience. Company may terminate this Agreement at any time prior to the expiration of its stated term in the event that:

                      (i) Distributor defaults in any payment due to Company and such default continues unremedied for a period of twenty (20) days following written notice of such default.

                      (ii) Distributor fails to perform any other obligation, duty or responsibility or is in default with respect to any term or condition undertaken by Distributor under this Agreement and such failure or default continues unremedied for a period of thirty
                             (30) days following written notice of such failure or default;

                      (iii) Distributor is merged, consolidated, sells all or substantially all of its assets, or implements or suffers any substantial change in management or control; or

                      (iv) Any bill or regulation granting Distributor extra-contractual compensation upon termination or expiration of this Agreement is introduced into or passed by the legislature or other governing body of the Territory.

        Additionally, Company may terminate this Agreement at any time upon 90 days written notice to Distributor.

               (c) Automatic Termination. This Agreement terminates automatically, with no further act or action of either party, if a receiver is appointed for Distributor or its property, Distributor makes an assignment for the benefit of its creditors, any proceedings are commenced by, for or against Distributor under any bankruptcy, insolvency or debtor's relief law, or Distributor is liquidated or dissolved.

               (d) Orders After Termination Notice. For all orders submitted by Distributor after notice of termination, or a notice of default, but prior to the actual effective date of the termination, the provisions of this Section 10(d) shall apply.

                      (i) If the order was submitted by Distributor and accepted in writing by Company, then Company shall be obligated to meet its delivery obligations consistent with Section 6, even if the agreed upon delivery date falls after the date of termination; provided, however, that if the notice of termination, or notice of default, as the case may be, was sent by Company to Distributor pursuant to any of Subsections 10(b)(i), Company may require, in its reasonable and sole discretion, that Distributor pay in advance by a method of Subsection 5(e)(i)-(iii), as selected by Company.

                      (ii) If the order was submitted by Distributor but not accepted in writing by Company, Company may accept or reject all or part of the order consistent with its rights under Section 4 and Subsection 10(e)(v), even if the ultimately agreed upon delivery date falls after the date of termination; provided, however, that if the notice of termination, or notice of default, as the case may be, was sent by Company to Distributor pursuant to any of Subsections 10(b)(i), Company may require, in its reasonable and sole discretion, that

                             Distributor pay in advance by a method of Subsection 5(e)(i)-(iii), as selected by Company.

                      (iii) If the order was submitted by Distributor after the date of termination, then the provisions of Section 10(e) shall control.

               (e) Effect of Termination or Expiration. Upon termination or expiration of this Agreement:

                      (i) In the event that this Agreement is terminated by Company for other than a breach by Distributor under Section 10(b)(i) or (ii), Company will reacquire Company Products then in Distributor's possession at prices equal to the lesser of book value based upon a straight-line * * * depreciation schedule, or fair market value as determined jointly by Company and Distributor. In no event will such reacquiring prices be greater than the prices originally paid by Distributor for purchasing such Products.

                      (ii) For all orders or portions thereof which were submitted to Company by Distributor prior to the effective date of termination, the provisions of
                             Section 10(d) shall control. Additionally, Company shall have the right to demand from Distributor written assurances that Distributor will meet all of its obligations under Section 2(d) with respect to the Company Product for which the orders were submitted and, if Distributor fails to provide adequate assurances that it will meet its obligations, Company may, sell Company Product directly to Distributor's customers and treat Distributor, after termination or expiration, as an independent representative. In such an event, Distributor shall be relieved of its Section 2(d) obligations, and Company shall pay to Distributor a commission of * * * % of the actual price paid by the customer to Company for such Company Products.

                      (iii) Distributor shall cease using any Company trademark, trade name, logo or designation.

                      (iv) Within one month after termination, Distributor will provide, in writing: (w) all relevant information, to the extent Distributor has the same, concerning all customer contacts for Company Products, including but not limited to the name, title, company, address, phone number and e-mail address if such contacts; (x) a report on the status of all pending and prospective orders at customers in the Territory, including the main customer contact, product requirements, delivery requirements and key decision makers, as well as any commitments on price, specifications, or terms;
                             (y) a list of all installed Company Product and their locations, with location contacts, in the Territory; and (z) any open support issues regarding such installed Company Products. Additionally, within


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                             10 days of its provision of the information described in (iv)(w)-(z), above, Distributor will make any sales and support personnel Company deems necessary for a smooth business transfer available to meet with Company representatives for up to three (3) days at Distributor's site. Distributor shall instruct such personnel to fully cooperate in good faith with the Company's representatives at such meetings, and to fully and truthfully answer all questions relevant to effecting a smooth transfer of business.

                      (v) At Company's request upon the event of any expiration or termination other than termination due to an uncured breach by Distributor of its Exhibit C obligations, Distributor is obligated to continue to meet its Exhibit C obligations for a period of no less than six (6) months after such termination or expiration. Notwithstanding the foregoing, in the event that termination is the result of an uncured breach by Distributor relating to Distributor's failure to meet its Exhibit C obligations, then Distributor, at its election, shall either: (x) for a period of * * * (* * *) months after termination continue to conduct itself in accordance with the no-compete provision of
                             Section 2(g), above; or (y) pay to Company an amount equal to * * * percent (* * * %) of Distributor's probe card purchases from Company for the * * * (* * *) months immediately preceding termination.

               (f) No Damages For Termination or Expiration. NEITHER COMPANY NOR DISTRIBUTOR SHALL BE LIABLE TO THE OTHER FOR DAMAGES OF ANY KIND, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, ON ACCOUNT OF THE TERMINATION OR EXPIRATION OF THIS AGREEMENT IN ACCORDANCE WITH THIS SECTION 10. DISTRIBUTOR WAIVES ANY RIGHT IT MAY HAVE TO RECEIVE ANY COMPENSATION OR REPARATIONS ON TERMINATION OR EXPIRATION OF THIS AGREEMENT UNDER THE LAW OF THE TERRITORY OR OTHERWISE, OTHER THAN AS EXPRESSLY PROVIDED IN THIS AGREEMENT. Neither Company nor Distributor will be liable to the other on account of termination or expiration of this Agreement for reimbursement or damages for the loss of goodwill, prospective profits or anticipated income, or on account of any expenditures, investments, leases or commitments made by either Company or Distributor or for any other reason whatsoever based upon or growing out of such termination or expiration. Distributor acknowledges that (i) Distributor has no expectation and has received no assurances that any investment by Distributor in the promotion of Company Products will be recovered or recouped or that Distributor will obtain any anticipated amount of profits by virtue of this Agreement, and (ii) Distributor will not have or acquire by virtue of this Agreement or otherwise any vested, proprietary or other right in the promotion of Company Products or in "goodwill" created by its efforts hereunder. THE PARTIES ACKNOWLEDGE THAT THIS SECTION HAS BEEN INCLUDED AS A MATERIAL INDUCEMENT FOR COMPANY TO


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ENTER INTO THIS AGREEMENT AND THAT COMPANY WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE LIMITATIONS OF LIABILITY AS SET FORTH HEREIN.

               (g) Survival. Company's rights and obligations and Distributor's obligations to pay Company all amounts due hereunder, as well as Distributor's rights and obligations under Sections 2(d) (and 2(g), if so elected by Distributor under Section 10(e)(v)(x)), 3(b), 5(d), 5(e), 5(f), 5(g), 8, 9,
10(e), 10(f), 10(g), 12, 13, 14, 15, 16 and 17 shall survive termination or expiration of this Agreement.

        11.    Relationship of the Parties.

               Distributor's relationship with Company during the term of this Agreement will be that of an independent contractor. Distributor will not have, and will not represent that it has, any power, right or authority to bind Company, or to assume or create any obligation or responsibility, express or implied, on behalf of Company or in Company's name, except as herein expressly provided.

        12.    Indemnification.

               (a) Indemnification of Distributor. Subject to Sections 12(b)-(d), Company will, at its expense, defend Distributor and its customers against and, subject to the limitations set forth herein, pay all costs and damages made in settlement or awarded against Distributor or its customers resulting from or based upon any third party claims that the Company Products sold hereunder, or any part thereof constitutes an infringement of any patent, trademark, copyright or other intellectual property right.

                      (i) Company's obligations under this Section 12(a) shall arise only if Distributor promptly notifies Company when any such claim is made, cooperates in all regards with Company, as Company may reasonably request, and does not engage in activities, directly or indirectly, which frustrate or hinder Company's efforts.

                      (ii) Company has sole control of the defense and settlement of any such claim, including by way of example, (x) the decision to procure for Distributor the right to continue use or sale of the Company Products, (y) the replacement of such Company Products with non-infringing products, and/or (z) the modification of such Company Products so that they become non-infringing.

                      (iii) Distributor shall furnish such information and assistance as Company may reasonably request in connection with the defense, settlement or compromise of such claim; provided, however, that Company shall pay Distributor's reasonable out-of-pocket costs associated therewith. If a final injunction is obtained in an action based on any such claim against Distributor's distribution of a Company Product or Distributor's customers' use of a Company Product by reason of such infringement, or if in Company's opinion such an injunction is likely to be obtained, Company may, at its sole option, either (x) obtain for Distributor the right to continue distributing the Company Product or the right for Distributor's customers to continue using the Company Product,
                             (y) replace or modify the Company Product so that it becomes non-infringing, or (z) if neither (x) nor (y) can be reasonably effected by Company, Company will reimburse Distributor the prices paid for the Company Product during the twelve (12) months prior to the final injunction or decision (eighteen (18) months for processor products, unless actual use indicates the 12-month period is appropriate), pro-rated over the useful life of such Company Products, provided that such Company Products are returned to Company in an undamaged condition, and, in its discretion, terminate this Agreement.

               (b) No Combination Claims or Customer-Based Claims. Notwithstanding subpart (a) of this Section 12, Company shall not be liable to Distributor or its customers for any claim arising from or based upon: (i) the combination, operation or use of any Company Product with equipment, data or programming not supplied by Company; (ii) any alteration or modification of Company Products; and/or (iii) a specification or design characteristic supplied by Distributor or its customers.

               (c) Limitation. THE PROVISIONS OF THIS SECTION SET FORTH THE ENTIRE LIABILITY OF COMPANY AND THE SOLE REMEDIES OF DISTRIBUTOR WITH RESPECT TO INFRINGEMENT AND ALLEGATIONS OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OR OTHER PROPRIETARY RIGHTS OF ANY KIND IN CONNECTION WITH THE INSTALLATION, OPERATION, DESIGN, DISTRIBUTION OR USE OF COMPANY PRODUCTS.

               (d) Indemnification of Company. Distributor agrees to indemnify Company (including paying all reasonable attorneys' fees and costs of litigation) against and hold Company harmless from, any and all claims by any other party resulting from Distributor's acts (other than the mere marketing of Company Products), omissions or misrepresentations, regardless of the form of action.

        13.    Limited Warranty; Disclaimer of Warranties.

               (a) Limited Warranty. COMPANY MAKES NO WARRANTIES OR REPRESENTATIONS AS TO PERFORMANCE OF COMPANY PRODUCTS OR AS TO SERVICE TO DISTRIBUTOR OR TO ANY OTHER PERSON, EXCEPT AS SET FORTH IN COMPANY'S LIMITED WARRANTY ACCOMPANYING DELIVERY OF COMPANY PRODUCTS ("LIMITED COMPANY PRODUCT WARRANTY"). COMPANY RESERVES THE RIGHT TO CHANGE THE WARRANTY AND SERVICE POLICY SET FORTH

IN THE LIMITED COMPANY PRODUCT WARRANTY, OR OTHERWISE, AT ANY TIME, WITHOUT FURTHER NOTICE AND WITHOUT LIABILITY TO DISTRIBUTOR OR TO ANY OTHER PERSON; PROVIDED, HOWEVER, THAT ANY SUCH CHANGES SHALL BE PROMPTLY COMMUNICATED TO DISTRIBUTOR AND SHALL BE EFFECTIVE ONLY FOR FUTURE ORDERS FOR COMPANY PRODUCT AND NOT FOR ORDERS ALREADY PLACED WITH COMPANY BY DISTRIBUTOR.

               (b) Disclaimer of Warranties. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND SUBJECT ONLY TO THE LIMITED COMPANY PRODUCT WARRANTY, ALL IMPLIED WARRANTIES, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT, ARE HEREBY EXCLUDED BY COMPANY.

               (c) Distributor Warranty. Distributor will make no warranty, guarantee or representation, whether written or oral, on Company's behalf.

        14.    Limited Liability.

               (a) REGARDLESS WHETHER ANY REMEDY SET FORTH HEREIN OR IN COMPANY'S LIMITED WARRANTY ACCOMPANYING DELIVERY OF COMPANY PRODUCTS FAILS OF ITS ESSENTIAL PURPOSE OR OTHERWISE, COMPANY WILL NOT BE LIABLE FOR ANY LOST PROFITS OR FOR ANY DIRECT, INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER SPECIAL DAMAGES SUFFERED BY DISTRIBUTOR, ITS CUSTOMERS OR OTHERS ARISING OUT OF OR RELATED TO THIS AGREEMENT OR COMPANY PRODUCTS, FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY), EVEN IF COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

               (b) EXCEPT FOR LIABILITY FOR PERSONAL INJURY OR PROPERTY DAMAGE ARISING FROM COMPANY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AND FOR CLAIMS ARISING UNDER SECTION 12, IN NO EVENT WILL COMPANY'S TOTAL CUMULATIVE LIABILITY IN CONNECTION WITH THIS AGREEMENT OR COMPANY PRODUCTS, FROM ALL CAUSES OF ACTION OF ANY KIND, INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY ASSERTED BY DISTRIBUTOR AGAINST COMPANY, EXCEED 5% OF COMPANY'S ANNUAL EARNINGS. THIS LIMITATION OF COMPANY'S LIABILITY IS CUMULATIVE, WITH ALL PAYMENTS FOR CLAIMS OR DAMAGES IN CONNECTION WITH THIS AGREEMENT BEING AGGREGATED TO DETERMINE SATISFACTION OF THE LIMIT. THE EXISTENCE OF ONE OR MORE CLAIMS WILL NOT ENLARGE THE LIMIT. FURTHER, THE FOREGOING 5% OF COMPANY'S ANNUAL EARNINGS LIMITATION SHALL NOT APPLY TO THOSE CLAIMS BROUGHT BY DISTRIBUTOR AGAINST COMPANY IN WHICH: (I) THE CLAIM SEEKS INDEMNIFICATION FOR AN ACTION FILED BY A DISTRIBUTOR END-CUSTOMER AGAINST DISTRIBUTOR; AND (II) THE END CUSTOMER'S CLAIM AGAINST DISTRIBUTOR IS

BASED UPON AN ACT OR OMISSION OF COMPANY OR UPON COMPANY PRODUCTS, AND IS NOT BASED UPON AN ACT OR OMISSION OF DISTRIBUTOR; SUCH CLAIMS SHALL BE LIMITED BY THE LESSER OF THE LIABILITY CAP PLACED BY DISTRIBUTOR ON ITS END-CUSTOMERS, THE AMOUNT OF THE TOTAL PURCHASES OF COMPANY PRODUCTS FROM DISTRIBUTOR BY DISTRIBUTOR'S END-CUSTOMER FOR THE PRIOR TWELVE (12) MONTHS OR US$2,000,000.

               (c) Distributor agrees that the limitations of liability and disclaimers of warranty set forth in this Agreement, including those referenced herein, will apply regardless of whether Company has tendered delivery of Company Products or Distributor has accepted any Company Product. Distributor agrees to communicate all Company Product Warranties to Distributor's customers. Distributor acknowledges that Company has entered into this Agreement in reliance on the disclaimers of warranty and the limitations of liability set forth in this Agreement, and that the same form an essential basis of the bargain between the parties.

        15.    Confidentiality.

               (a) As used in this Agreement, "Confidential Information" means all information disclosed by one party ("Discloser") to the other party ("Recipient") in tangible form that is marked "Proprietary" or "Confidential." Oral information is Confidential Information only if designated as proprietary or confidential by Discloser at the time of disclosure, and summarized and identified as proprietary or confidential in a document sent to Recipient within thirty (30) days of the disclosure.

               (b) Neither party shall disclose the other party's Confidential Information to any third party, nor use the Confidential Information for any purpose other than is expressly contemplated by this Agreement. Recipient shall use the same degree of care to protect Discloser's Confidential Information as it uses to protect its own Confidential Information, but no less than reasonable care, to prevent unauthorized disclosure, use, or publication of Discloser's Confidential Information. Recipient may disclose Discloser's Confidential Information only to Recipient's employees, contractors, or other agents who have been previously bound in writing to a non-disclosure agreement that protects the Confidential Information. Each party agrees to notify the other immediately in the event of an unauthorized disclosure or use of any Confidential Information.

               (c) The parties' duty to protect Confidential Information shall survive any expiration or termination of this Agreement, and shall extend for a period of five (5) years from the date of disclosure of the Confidential Information.

               (d) This Agreement imposes no duty upon Recipient with respect to information that: (i) is or becomes generally known to the public without violation of this Agreement; (ii) was in Recipient's lawful possession prior to its disclosure hereunder and was not obtained by Recipient either directly or indirectly from Discloser; (iii) is lawfully disclosed to Recipient by a third party without restriction on its disclosure; or (iv) is independently developed by Recipient without use or reference to any of Discloser's Confidential Information.

               (e) Recipient shall return to Discloser all Confidential Information promptly upon expiration or termination of this Agreement, or upon any earlier request to do so made in writing by Discloser.

---------------------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with The Securities and Exchange Commission.

               (f) Neither party shall disclose the fact of this Agreement or any of its terms and conditions to any third party without the other party's prior approval in writing. Notwithstanding the foregoing, each party may disclose the existence and content of this Agreement in confidence to its legal counsel, accountants, bankers and financing sources as necessary in connection with obtaining services from such third parties, provided such third parties are bound to confidentiality no less stringent than the provisions of this Agreement. Further, each party may disclose the existence and contents of this Agreement as required by the applicable rules and regulations of the Securities Exchange Commission or equivalent authority in any other relevant jurisdiction; subject, however, to the party taking reasonable steps consistent with such rules and regulations to minimize the scope and extent of the disclosure.

               (g) Distributor agrees to require all of its customers or potential customers of Company Products to execute with Company the Non-Disclosure Agreement attached hereto as Exhibit E before discussing, describing or disclosing any non-published information concerning Company Products with or to such customers or potential customers.

        16.    Arbitration.

               (a) Each party will make reasonable best efforts to resolve amicably any disputes or claims under this Agreement among the parties. Except for claims regarding either party's Intellectual Property Rights and Confidential Information, to which this Section 16 will not apply, and subject to Section 17(g), in the event that a resolution is not reached among the parties within thirty (30) days after written notice by any party of the dispute or claim, the dispute or claim shall be finally settled by binding arbitration in Pleasanton, California. Such arbitration shall be conducted in accordance with the rules of the American Arbitration Association ("AAA"), except where the provisions of this Section 16 provide contrary or additional rules. Each of the parties shall appoint one arbitrator and the two so nominated shall, in turn, choose a third arbitrator. If the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of thirty (30) days after their nomination, then the third arbitrator shall be appointed consistent with the Rules of the AAA. The arbitration shall be administered out of the local San Francisco, California office of the AAA. The award of arbitration shall be final and binding upon both parties, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Any monetary award shall be payable in United States dollars.

               (b) The arbitration shall be conducted in the English language. Relevant documents in other languages shall be translated into English if the arbitrators so direct. The law of the State of California, U.S.A., excluding the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws, shall be the applicable substantive law. The applicable procedural law shall be the law of the place of arbitration. The parties agree that they will, before the hearing of any dispute, make discovery and disclosure of all materials relevant to the subject matter of such dispute.

               (c) A written transcript in English of the hearing will be made and furnished to the parties. Examination of witnesses by the parties and by the arbitrators will be permitted.

               (d) The arbitrators will decide in accordance with the terms of this Agreement and will take into account any appropriate international trade usages applicable to the transaction. The arbitrators will state in writing the reasons upon which the award is based.

               (e) The award of the arbitrators will be final and binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

        17.    General.

               (a) Waiver. The waiver by either party of any default by the other shall not waive subsequent defaults of the same or different kind, and all waivers must be in writing.

               (b) Notices. All notices and demands hereunder will be in writing and will be served by personal service, mail or confirmed facsimile transmission at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party). All notices or demands by mail shall be by certified or registered airmail, return receipt requested, and shall be deemed complete upon receipt.

               (c) Attorneys' Fees. In the event any litigation is brought by either party in connection with this Agreement, the prevailing or substantially prevailing party in such litigation shall be entitled to recover from the other party all the costs, attorneys' fees and other expenses incurred by such substantially prevailing party in the litigation.

               (d)    Execution of Agreement, Controlling Law,
Jurisdiction and Severability. It shall be governed by and construed in accordance with the laws of the State of California, excluding the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws. Any suit hereunder will be brought in the federal or state courts in the Northern District of California and Distributor hereby submits to the personal jurisdiction thereof. The English-language version of this Agreement controls when interpreting this Agreement. Distributor consents to the enforcement of any judgment rendered in the United States in any action between Distributor and Company. Any and all defenses concerning the validity and enforceability of the judgment shall be deemed waived unless first raised in a court of competent jurisdiction in the United States.

               (e) Severability. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Agreement shall remain in full force and effect.

               (f) Force Majeure. Company shall not be responsible for any failure to perform due to unforeseen circumstances or to causes beyond Company's reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, failure to obtain export licenses or shortages of transportation, facilities, fuel, energy, labor or materials. In the event of any such delay, Company may defer the delivery date of orders for Company Products for a period equal to the time of such delay.

               (g) Equitable Relief. Distributor acknowledges that any breach of its obligations under this Agreement with respect to the proprietary rights or Confidential Information of Company will cause Company irreparable injury for which there are inadequate remedies at law, and therefore Company will be entitled to equitable relief in addition to all other remedies provided by this Agreement or available at law.

               (h) Entire Agreement. This Agreement, including Exhibits A through E appended hereto, constitute the complete and exclusive agreement between the parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the parties with respect to such subject matter. Distributor acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein. Any modifications of this Agreement, or special terms and conditions for a particular and unique purchase order that are necessary and appropriate in view of the totality of the circumstances, must be in writing and signed by both parties hereto. Any such modification or special terms and conditions shall be binding upon Company only if and when documented in a separate writing signed by one of Company's duly authorized officers.

               (i) Release of Claims. Any and all claims against Company arising under prior agreements, whether oral or in writing, between Company and Distributor are waived and released by Distributor by acceptance of this Agreement.

               (j) Choice of Language. The original of this Agreement has been written in English. Distributor waives any right it may have under the law of Distributor's Territory to have this Agreement written in the language of Distributor's Territory.

               (k) Due Execution. The party executing this Agreement represents and warrants that he or she has been duly authorized under Distributor's charter documents and applicable law to execute this Agreement on behalf of Distributor.

                            [Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute this Agreement.

COMPANY

SIGNATURE:  /s/ Peter B. Mathews
          ----------------------------------

PRINTED NAME:  Peter B. Mathews
             -------------------------------

TITLE:  VP - Sales
      --------------------------------------


DISTRIBUTOR

SIGNATURE:  /s/ David Sheu
          ----------------------------------

PRINTED NAME:  David Sheu
             -------------------------------

TITLE:  President
      --------------------------------------



 (Signature Page to FormFactor Authorized International Distributor Agreement)

                                    EXHIBIT A


                                COMPANY PRODUCTS


                     All MicroSpring(TM) contact probe cards










COMPANY                                 DISTRIBUTOR

SIGNATURE: /s/ Peter B. Mathews         SIGNATURE: /s/ David Sheu
           ------------------------                -----------------------------

                                    EXHIBIT B


                                    TERRITORY

                                TAIWAN, SINGAPORE

                                        &

                 PEOPLES REPUBLIC OF CHINA (INCLUDING HONG KONG)










COMPANY                                 DISTRIBUTOR


SIGNATURE: /s/ Peter B. Mathews         SIGNATURE: /s/ David Sheu
           ------------------------                -----------------------------

                                    EXHIBIT C

                       PERSONNEL AND SUPPORT REQUIREMENTS


        (1) Distributor Personnel and Staffing. Company and Distributor agree that to ensure purchasers and potential purchasers of Company Products realize the full and complete value of Company Products, Distributor shall dedicate a certain minimum level of full-time resources to Company Products during the term of this Agreement. It is understood that these Distributor individuals will work closely with Company, including with a Company Field Marketing Manager or other employee(s) who reside(s) in the Territory. Based upon the currently projected level of business, Distributor shall train and maintain at least:

               (a) * * * (* * *) full-time * * * stationed within the Territory who shall be responsible for the support of (i) the installed base of Company Products, (ii) preventive maintenance, (iii) product support (trouble shooting),
                      (iv) reporting, and (v) installations;

               (b) * * * (* * *) full-time * * * stationed within the Territory who shall be responsible for (i) addressing complex customer satisfaction issues, e.g., *** that will require tester and test programming experience, (ii) introducing new technologies such as
                      * * *, that will require engineering skills to set up experiments, advanced troubleshooting, electrical engineering, test integration, and (iii) project management to develop and document plans with customers.

               (c) * * * (* * *) full-time dedicated * * * stationed within the Territory who shall be responsible for (i) establishing and advancing culture, structure, alignment with Company strategy and plans, and (ii) providing project management support and escalation for Distributor engineering resources.

               (d) * * * (* * *) full-time * * * stationed at Company's facility in Livermore, CA, who shall be the "voice" of the Territory customer and be responsible for (i) establishing enhancement projects, (ii) leading product margin improvements, (iii) gathering information to support and close Taiwan support issues on an efficient and expedited basis, (iv) developing Taiwan specific products and features together with Company engineering resources, and
                      (v) establishing technical/support/application strategy with Company sales and marketing team.


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        It is agreed by Company and Distributor that the * * * of Section 1(d) need not be assigned as of the Effective Date. The need for * * * shall be revisited on a quarterly basis and the parties shall determine, through good faith discussions, when the appointment of such * * * is appropriate.

        (2) Technical Expertise. As a general matter, Distributor and its staff will be conversant with the technical language conventional to Company Products and similar products in general, and will develop sufficient knowledge of the industry, of Company Products, and of products competitive with Company Products (including specifications, features and benefits) so as to be able to explain in detail to its customers the differences between Company Products and competitive products. Without limiting the foregoing, Distributor's (i) product support engineers shall have sufficient expertise regarding (x) Process Knowledge, i.e., customer interaction, installation, trouble shooting, care and handling, auditing, maintenance/user training delivery, (y) Product Knowledge, i.e., fabrication processes, probe card assembly and test, probe card knowledge, probing, mechanical/test cell, and (z) Failure Analysis; and (ii) application support engineers shall have sufficient expertise regarding (x) applications, ***, (y) Product Knowledge, i.e., fabrication processes, probe card assembly and test, probe card knowledge, and (z) Process Knowledge (i.e., problem solving skills, troubleshooting, experiment design.

        (3) Training. Distributor will send the individuals described in Sections 2(a) and (b) of this Agreement to Company's facility in Livermore, CA for training on Company Products and services. The training will be provided free of charge at the Company offices in Livermore. The length of the training time will be reasonable and appropriate in Company's judgment, all such training will be in English, and Distributor will bear all travel and living expenses for such personnel sent to Company for training.

        (4) Service and Support. Distributor will provide prompt pre- and post-sales service and support for all Company Products located in the Territory. Distributor will provide necessary and useful installation assistance and consultation on the use of Company Products, timely respond to customers' general questions concerning use of Company Products, and assist customers in the diagnosis and correction of problems encountered in using Company Products. Additionally, Distributor will provide the following design assistance during design of new versions of Company Products:

               (a) Daily technical interface to customers and Company for electrical and physical design of the probe head and PCB;

               (b) Regular reporting of technical issues raised by the customer during the design process;


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

               (c) Be responsible for completing all tasks requested by the Company to obtain customer approval of the design; and

               (d) Provide a daily interface to customer purchasing so that timely orders may be obtained.

        (5) Culture and Management Style. Distributor shall:

               (a) Endeavor to provide local problem solving by taking ownership for customer problem and, whenever reasonably possible, resolve problems locally;

               (b) Engage in pro-active activities and actively support and promote Company Products and solutions;

               (c) Take the initiative to suggest improvements to Company's structure and processes and shall engage in global knowledge sharing within the Company technical resource community; and

               (d) Dedicate resources to enable initiative and ownership beyond the next, Taiwan specific support task.

        (6) Quantifiable Metrics. In providing the support and assistance described in this Exhibit C, the following sets forth the agreed upon goals for the second half of 2001:

               (a)    * * *;

               (b) * * * reduction by * * * % in Q4 of 2001 from the levels in Q3 of 2001;

               (c) * * * to be determined by the end of the second week of Q4 of 2001;

               (d)    * * *;

               (e) Contribution of * * * per quarter to Company (shared with Company's global customer base);

               (f) * * *, as quantified by measures to be determined by the end of Q4 of 2001;

               (g)    Local execution of customer support processes:


--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

               (h)    * * * according to fully documented process/expectations;

               (i) Consistent doc/reporting of service incidents (DOAs, SARs);

               (j) * * * following documented process (1st pass completed in Q4 of 2001) * * *;

               (k)    * * * (documented process); and

               (l)    Identification of a metric * * * by Q4 of 2001.

        (7) Updating Metrics. Company and Distributor shall meet on no less than a quarterly basis to address the metrics and set new metrics for the then-remaining term of the Agreement.





COMPANY                                 DISTRIBUTOR

SIGNATURE: /s/ Peter B. Mathews         SIGNATURE: /s/ David Sheu
           --------------------                    -----------------------------



--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT D


                         MANUFACTURERS AND DISTRIBUTORS


                        [insert Distributor's line card)










COMPANY                                 DISTRIBUTOR

SIGNATURE: /s/ Peter B. Mathews         SIGNATURE: /s/ David Sheu
           ------------------------                -----------------------------

* * * 2 1/2 pages * * *



--------------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT E


                        COMPANY NON-DISCLOSURE AGREEMENT

SEE ATTACHED NDA AND CITR










COMPANY                                 DISTRIBUTOR

SIGNATURE: /s/ Peter B. Mathews         SIGNATURE: /s/ David Sheu
           ------------------------                -----------------------------

AGREEMENT DATE:   6/1/2000                   CNDA #
                --------------                      ----------------------------
                                                      (Filled In by FFI Legal)

                                FORMFACTOR, INC.

                       CORPORATE NON-DISCLOSURE AGREEMENT

This Corporate Non-Disclosure Agreement (this "Agreement") is entered into and made effective as of the date set forth above, by and between: FORMFACTOR, INC., a Delaware corporation having a principal place of business at: 5666 La Ribera Street, Livermore, CA 94550 ("FormFactor ");
and     Spirox    , a           Taiwan           corporation, having a principal
    --------------    --------------------------
                       (State of Incorporation)
place of business
at      6F-1,  No.  69, Tze You Road Hsin Chu City, Tzian ROC      , ("Company")
   ----------------------------------------------------------------
          (Street Address, City, State, Zip Code, Country)

FormFactor and Company (also referred to individually as a "Party" and collectively as the "Parties") agree as follows:

1.      CONFIDENTIAL INFORMATION.

1.1 "Confidential Information" means any confidential or proprietary information, technical data, or know-how relating to the disclosing Party's business, including, but not limited to, that which relates to research, products, services, customers, markets, software, developments, formulas, ideas, inventions (patentable or otherwise), processes, designs, drawings, engineering, marketing, finances, customers and/or to technical, business, financial or product development plans, forecasts or strategies.

1.2 All Confidential Information disclosed by FormFactor and/or Company, as the case may be, shall be accompanied by a completed Confidential Information Transmittal Record ("CITR") form, a copy of which is appended hereto. The Parties shall execute a CITR contemporaneous with each disclosure of Confidential Information. The CITR shall indicate the disclosing Party(ies), a description of the Confidential Information disclosed, the names of the representatives of the Parties and the date when the disclosure covered by the CITR commenced. All CITRs and Confidential Information (or copies thereof) shall be directed to the attention of the "Contact Individual" identified in the signature block below. All information described in a CITR and marked with the legend "Confidential," "Proprietary" or a similar legend, will be deemed Confidential Information. The failure to complete a CITR contemporaneous with the disclosure of Confidential Information shall not be deemed to constitute an admission that information is, in fact, not Confidential Information.

1.3 All Confidential Information received from the disclosing Party will be in tangible form or reduced to a tangible form thereafter. A summary of verbal disclosures of Confidential Information shall be reduced to writing, marked "Confidential" and delivered to the receiving Party within thirty (30) days of the verbal disclosure (if not addressed in a CITR).

1.4 Confidential Information does not include information, technical data or know-how or know-how which, through extant, contemporaneously prepared written records:

               (a) Is rightfully in the possession of the receiving Party at the time of disclosure as shown by the receiving Party's files and records immediately prior to the time of disclosure;

               (b) Is or becomes part of the public knowledge or literature, not as a result of any inaction or action of the receiving Party:

               (c)    Is approved for release by the disclosing Party;

               (d) Is rightfully received from a third party without any obligation of confidentiality; or

               (e) Is independently developed by employees of the receiving Party without reliance or reference to the disclosure by the disclosing Party.

1.5 Each Party acknowledges and agrees that all Confidential Information is provided "AS IS" and without any warranty, whether express or implied, as to its accuracy or completeness, non-infringement or use for a particular purpose. Neither Party has an obligation to disclose any particular or specific Confidential Information, even if it falls generally within the scope of the materials and information described in Paragraph 1 of a CITR, or relates thereto.

2.      NON-DISCLOSURE OF CONFIDENTIAL INFORMATION.

2.1 FormFactor and Company each agree not to use the Confidential Information disclosed to it by the other for any purpose other than for its internal evaluation in relation to a potential business relationship with the other Party and, then, solely with respect to those specific activities mutually proposed or contemplated by the Parties ("Purposes"). FormFactor and Company will disclose the other Party's Confidential Information only to those of its own employees, consultants or independent contractors, who are required to have the information in order to carry out the Purpose. The Parties acknowledge and agree that certain Confidential Information may be of such a highly sensitive and proprietary nature that disclosure and use of the same shall be further narrowed and limited as may be described in Paragraph 3 of a CITR. All employees, consultants and independent contractors to whom Confidential Information of the party is disclosed shall have signed a Non-Disclosure Agreement that binds such employees, consultants or independent contractors to confidentiality obligations at least as restrictive as those set forth herein. Neither Party shall use Confidential Information for the benefit of any other entity or a third party, or disclose, publish, disseminate or copy Confidential Information or any part thereof, to any other person, corporation or other organization without, in each case, obtaining the prior written consent of the other Party.

2.2 FormFactor and Company each agree that it will take all reasonable steps to protect the secrecy of and avoid disclosure or use of Confidential Information of the other in order to prevent it from falling into the public domain or the possession of unauthorized persons FormFactor and Company each agree to notify the other in writing of any misuse or misappropriation of such Confidential Information of the other which may come to its attention. If any Party (the "Requested Party") receives notice of a request by any court, regulatory agency or tribunal for production of any Confidential Information of the other Party, the Requested Party shall promptly notify the other Party and shall use reasonable efforts to limit disclosure and to obtain confidential treatment or a protective order and shall allow the disclosing Party to participate in the proceeding If requested, the disclosing Party shall assist (at the Requested Party's expense) in resisting the request for production.

3. RETURN OF MATERIALS. Any materials or documents which have been furnished by one Party to the other will be promptly returned, accompanied by all copies of such documentation promptly upon request. Upon demand, any materials prepared by a Party containing the Confidential Information of the other Party shall be destroyed, and a certificate executed by an officer of the Party confirming such destruction shall be promptly delivered.

4. INTELLECTUAL PROPERTY RIGHTS. Nothing in this Agreement is intended to grant or does grant, either expressly or by implication, to either Party any rights in or to the other Party's Confidential Information, except the limited right to review such Confidential Information solely for the Purpose. FormFactor and Company, and each of them, understand and acknowledge that no license under any patent, copyright, trade secret or other intellectual property right is granted to or conferred upon either Party under this CNDA, and/or based upon any disclosure under a CITR, either expressly, by implication, inducement, estoppel or otherwise, and that any license under such intellectual property rights must be express and in writing. I no event shall this Agreement, or any disclosure of Confidential Information made hereunder, obligate or require either Party to enter into any other business relationship. The terms and conditions of any such relationship shall be subject to separate negotiation and agreement of the Parties.

5. TERM. All obligations of confidentiality and restrictions on use of Confidential Information created under and by this Agreement shall remain in force and effect for five (5) years from the date any Confidential Information is or was disclosed by FormFactor to Company or by Company to FormFactor, as the case may be. All other terms and conditions of this Agreement shall survive the termination of this Agreement.

6. REMEDIES: Each Party agrees that its obligations hereunder are necessary and reasonable in order to protect the other Party and the other Party's business, and expressly agrees that monetary damages would be inadequate to compensate the other Party for any breach of any covenants or agreement set forth herein. Accordingly, each Party agrees and acknowledges that any such violation or threatened violation will cause irreparable injury to the other Party and that, in addition to any other remedies that may be available, in law, in equity or otherwise, the other Party shall be entitled to obtain injunctive relief against the threatened breach of this Agreement or the continuation of any such breach, without the necessity of proving actual damages.

7.      MISCELLANEOUS.

7.1 This Agreement may not be assigned by either Party without the express written consent of the other Party, which may be given or withheld at the sole discretion of the other Party. This Agreement shall be binding upon and for the benefits of the undersigned Parties, and any permitted successors or assigns.

7.2 Each Party agrees that it will not in any form export, re-export, resell, ship or divert or cause to be exported, re-exported, resold, shipped or diverted, directly or indirectly, any Confidential Information to any country for which the United States Government or any agency thereof at the time of export or re-export requires an export license or other government approval without first obtaining such license or approval.

7.3 Failure to enforce any provision of this Agreement shall not constitute a waiver of any term hereof.

7.4 This Agreement shall be governed by and construed under the laws of the State of California, without regard to its conflict of laws principals. The federal and state courts within Santa Clara County, California shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement.

7.5 This Agreement and any CITRs executed from time to time hereafter constitute the entire agreement, written or verbal, between the Parties with respect to the disclosure(s) of information described in each CITR.

7.6 This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Any counterpart signed by an authorized representative of a Party and delivered to the other Party by facsimile transmission shall be deemed an original counterpart and duly delivered.

"FORMFACTOR":                                      "COMPANY":

FormFactor, Inc. a Delaware corporation
                                                   -------------------------------------------


Represented by:                                    Represented by:

Signature: /s/ Stuart L. Merkadeau                 Signature: /s/ David Sheu
           --------------------------------                   --------------------------------

Print Name: Stuart L. Merkadeau                    Print Name: David Sheu
            -------------------------------                    -------------------------------

Title: VP Intellectual Property                    Title: President
       ------------------------------------               ------------------------------------
               (VP level or higher)                            (Authorized Representative)

Date:                                              Date:
      -------------------------------------              -------------------------------------

Contact Individual:                                Contact Individual:
                   ------------------------                           ------------------------

                   ------------------------                           ------------------------

Contact Address:                                   Contact Address:
                   ------------------------                           ------------------------

                   ------------------------                           ------------------------

                   ------------------------                           ------------------------

Contact Phone:                                     Contact Phone:
                   ------------------------                           ------------------------

                                FORMFACTOR, INC.

              CONFIDENTIAL INFORMATION TRANSMITTAL RECORD ("CITR")

CITR DATE:                                     CNDA NO.:
          ---------------------------------              -----------------------
          (Date Disclosure is made/commenced)             (Fill in Number from
                                                              Executed CNDA)

This Confidential Information Transmittal Record ("CITR") identifies the specific Confidential Information that is being disclosed by FormFactor and/or Company, as the case may be, under the terms and conditions of that certain Corporate Non-Disclosure Agreement ("CNDA") bearing the CNDA No. set forth above and entered into by and between FormFactor and Company. A completed CITR should accompany each separate disclosure of Confidential Information by and between FormFactor and Company.

1. Describe the Confidential Information disclosed by each Party. (Be specific; include subject or product, any document title, drawing/document number, date, revision, etc.) Identify visuals, foils, and verbal disclosures (use additional sheets if necessary).

    FORMFACTOR Confidential Information:
                                         ---------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    FormFactor Representatives Present During Disclosure:
                                                          ----------------------

    ----------------------------------------------------------------------------

    COMPANY Confidential Information:
                                      ------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    Company Representatives Present During Disclosure:
                                                       -------------------------

    ----------------------------------------------------------------------------

2. This CITR covers the Confidential Information described in Paragraph 1 above, to be conveyed commencing on the CITR Date stated above.

3. Disclosure and use of the Confidential Information described in Section 2 of the CNDA shall be further limited as follows:

    [ ]  Not Applicable
         --------------
    [ ]
     ---------------------------------------------------------------------------

4. Consistent with Section 3 of the CNDA, notwithstanding the utilization of this CITR, the disclosing Party may at any time request in writing the immediate return of all or part of its Confidential Information disclosed hereunder, and all copies thereof, and the receiving Party shall promptly comply with such request.

5. All terms and conditions of the executed CNDA shall remain in full force and effect and are incorporated herein as if fully set forth. Nothing contained herein shall be construed as amending or modifying the terms of the CNDA (except and solely as may be provided in Paragraph 3 above) and, in the event of any inconsistency between the CNDA and this CITR, the terms and conditions of the CNDA shall control.

"FORMFACTOR":                        "COMPANY":

FORMFACTOR, INC.                     -------------------------------------------
2140 Research Drive                  (Company Name, Division/Sub, if applicable)
Livermore, CA 94550                  Address:
US                                           -----------------------------------
                                     City, State, Zip:
                                                      --------------------------
                                     Country:
                                             -----------------------------------
Contact Individual:                  Contact Individual:
                   ----------------                     ------------------------
Represented by:                      Represented by:
Signature:                           Signature:
           ------------------------            ---------------------------------
Print Name:                          Print Name:
           ------------------------             --------------------------------
Title:                               Title:
      -----------------------------        -------------------------------------
Date:                                Date:
     ------------------------------       --------------------------------------